EXHIBIT 4.1

                          SPECIMEN STOCK CERTIFICATE


Number                  INDEPENDENT FINANCIAL NETWORK                   Shares
                        Experts in Community Banking

              INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON

                                                              See Reverse Side
                                                       For Certain Definitions

                                                            CUSIP  453854 10 1

THIS CERTIFIES THAT _______________________

is the owner of


     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, OF THE PAR VALUE OF $5.00 PER SHARE, of

                         INDEPENDENT FINANCIAL NETWORK

                                    COMMON

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

Dated:  _____________

      /s/ Linda Goodwin                               /s/ Charles D. Brummel
      ----------------------                          ----------------------
      Secretary/Treasurer                             President

     The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares as far as the same have been fixed and determined and the authority of the Board of directors to fix and determine the relative rights and preferences of the subsequent series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




                                 Ex. 4.1 - 1


TEN COM - as tenants in common                  Oregon custodians use the following:

TENENT -  as tenants by the entireties          (Name) CUST UL OREG (Name) MIN-_______________ as
                                                 Custodian under the laws of Oregon, for
                                                 ______________________________, a minor
JT TEN -  as joint tenants with right
  OR      of survivorship and not as
JT TEN -  tenants in common                      Custodians under law of other States use the
 WROS                                            following:
                                                 (Name) CUST (Name) UNIF GIFT MIN ACT --
                                                 ________________ as Custodian for
                                                 _________________________, a minor
                                                 Under ___________________Uniform Gifts to Minors
                                                 Act        (State)

     Additional abbreviations may also be used though not in the above list.

For value received _____ hereby sell, assign and transfer unto

Please insert social security or other identifying number of assignee:

------------------------------------------------------------------------------
            Please Print or Typewrite Name and Address of Assignee

------------------------------------------------------------------------------

------------------------------------------------------------------------------

----------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                    ----------------------------------------------------------
                    Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED

All  guarantees  must be made by a  financial  institution
(such as a bank or broker) which is a participant in the securities transfer agents medallion program ("STAMP"), the New York Stock Exchange, Inc. medallion signature program (SEMP") and must not be dated. Guarantees by a Notary Public are not acceptable.




                                 Ex. 4.1 - 2